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                                                                    EXHIBIT 99.1


                             JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D (including amendments thereto) to which this exhibit is attached is filed on behalf of each of them.

Date: August 25, 2004

                                OAKTREE CAPITAL MANAGEMENT, LLC

                                By:    /s/ Russel S. Bernard
                                       ----------------------------------------
                                Name:  Russel S. Bernard
                                Title: Principal

                                By:    /s/ Marc Porosoff
                                       ----------------------------------------
                                Name:  Marc Porosoff
                                Title: Senior Vice President, Legal

                                OCM REAL ESTATE OPPORTUNITIES FUND III GP, LLC

                                By: Oaktree Capital Management, LLC, its
                                Managing Member

                                By:    /s/ Russel S. Bernard
                                       ----------------------------------------
                                Name:  Russel S. Bernard
                                Title: Principal

                                By:    /s/ Marc Porosoff
                                       ----------------------------------------
                                Name:  Marc Porosoff
                                Title: Senior Vice President, Legal

                                OCM REAL ESTATE OPPORTUNITIES FUND III, L.P.

                                By: OCM Real Estate Opportunities Fund III GP, LLC, its general partner

                                By: Oaktree Capital Management, LLC,
                                its Managing Member

                                By:    /s/ Russel S. Bernard
                                       ----------------------------------------
                                Name:  Russel S. Bernard
                                Title: Principal

                                By:    /s/ Marc Porosoff
                                       ----------------------------------------
                                Name:  Marc Porosoff
                                Title: Senior Vice President, Legal